Exhibit 99.2

Medical Properties Trust FOURTH QUARTER 2019 Supplemental Information

TABLE OF CONTENTS COMPANY OVERVIEW Company Information 3 FINANCIAL INFORMATION Reconciliation of Net Income to Funds from Operations 5 Debt Summary 6 Debt Maturity Schedule 7 Pro Forma Net Debt /Annualized Adjusted EBITDA 8 PORTFOLIO INFORMATION Lease and Loan Maturity Schedule 9 Total Pro Forma Gross Assets and Actual Revenue by Asset Type, Operator, State and Country 10 EBITDARM to Rent Coverage 13 Summary of Acquisitions and Development Projects 14 FINANCIAL STATEMENTS Consolidated Statements of Income 15 Consolidated Balance Sheets 16 Unconsolidated Joint Venture Investments 17 MEDICALPROPERTIESTRUST.COM FORWARD-LOOKING STATEMENT Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results of the Company or future events to differ materially from those expressed in or underlying such forward-looking statements, including without limitation: Normalized FFO per share; expected payout ratio, the amount of acquisitions of healthcare real estate, if any; estimated debt metrics, portfolio diversification, capital markets conditions, the repayment of debt arrangements; statements concerning the additional income to the Company as a result of ownership interests in certain hospital operations and the timing of such income; the payment of future dividends, if any; completion of additional debt arrangement, and additional investments; national and international economic, business, real estate and other market conditions; the competitive environment in which the Company operates; the execution of the Company’s business plan; financing risks; the Company’s ability to maintain its status as a REIT for federal income tax purposes; acquisition and development risks; potential environmental and other liabilities; and other factors affecting the real estate industry generally or healthcare real estate in particular. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, and as updated by the Company’s subsequently filed Quarterly Reports on Form 10-Q and other SEC filings. Except as otherwise required by the federal securities laws, the Company undertakes no obligation to update the information in this report. Certain information in the supplemental package is shown pro forma for the consummation of pending transactions. The pro forma adjustments are based upon available information and assumptions that we believe are reasonable. There is no assurance that the pending transactions will occur. On the cover: Clinique Valmont, an acute care hospital in Switzerland owned by Infracore SA. MPT owns a minority interest in Infracore. On page 2: Clinique de Genolier, an acute care hospital in Switzerland owned by Infracore SA. Q4 2019 | SUPPLEMENTAL INFORMATION

COMPANY OVERVIEW Medical Properties Trust, Inc. is a self-advised real estate investment trust formed in 2003 to acquire and develop net-leased hospital facilities. From its inception in Birmingham, Alabama, the Company has grown to become one of the world’s largest owners of hospitals with 389 facilities and approximately 41,000 licensed beds in eight countries and across three continents. MPT’s financing model facilitates acquisitions and recapitalizations and allows operators of hospitals to unlock the value of their real estate assets to fund facility improvements, technology upgrades and other investments in operations. Edward K. Aldag, Jr. Chairman, President and Chief Executive Officer R. Steven Hamner Executive Vice President and Chief Financial Officer Emmett E. McLean Executive Vice President, Chief Operating Officer and Secretary J. Kevin Hanna Vice President, Controller and Chief Accounting Officer Rosa H. Hooper Vice President, Managing Director of Asset Management and Underwriting R. Lucas Savage Vice President, International Acquisitions Charles R. Lambert Treasurer and Managing Director of Capital Markets BOARD OF DIRECTORS Edward K. Aldag, Jr. G. Steven Dawson R. Steven Hamner Elizabeth N. Pitman D. Paul Sparks, Jr. Michael G. Stewart C. Reynolds Thompson, III CORPORATE HEADQUARTERS Medical Properties Trust, Inc. 1000 Urban Center Drive, Suite 501 Birmingham, AL 35242 (205) 969-3755 (205) 969-3756 (fax) www.medicalpropertiestrust.com MPT Officers: R. Steven Hamner, Emmett E. McLean, Edward K. Aldag, Jr., Rosa H. Hooper, J. Kevin Hanna and Charles R. Lambert. Not pictured: R. Lucas Savage. Q4 2019 | SUPPLEMENTAL INFORMATION 3

COMPANY OVERVIEW (continued) INVESTOR RELATIONS Tim Berryman Director of Investor Relations (205) 397-8589 tberryman@medicalpropertiestrust.com CAPITAL MARKETS Charles Lambert Treasurer and Managing Director of Capital Markets (205) 397-8897 clambert@medicalpropertiestrust.com TRANSFER AGENT American Stock Transfer and Trust Company 6201 15th Avenue Brooklyn, NY 11219 STOCK EXCHANGE LISTING AND TRADING SYMBOL New York Stock Exchange (NYSE): MPW SENIOR UNSECURED DEBT RATINGS Moody’s – Ba1 Standard & Poor’s – BBB- Q4 Above: Clinique de Valère, an acute care hospital in Switzerland owned by Infracore SA. MEDICALPROPERTIESTRUST.COM Q4 2019 | SUPPLEMENTAL INFORMATION 4

MEDICALPROPERTIESTRUST.COM

FINANCIAL INFORMATION

RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS

(Unaudited)

(Amounts in thousands, except per share data)

	For the Three Months Ended		For the Twelve Months Ended	
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
FFO INFORMATION:				
Net income attributable to MPT common stockholders	$ 129,638	$ 78,483	$ 374,684	$ 1,016,685
Participating securities' share in earnings	(954)	(2,877)	(2,308)	(3,685)
Net income, less participating securities' share in earnings	**$ 128,684**	**$ 75,606**	**$ 372,376**	**$ 1,013,000**
Depreciation and amortization	53,497	39,406	183,921	143,720
(Gain) loss on sale of real estate and other, net	(20,467)	1,437	(20,529)	(671,385)
Funds from operations	**$ 161,714**	**$ 116,449**	**$ 535,768**	**$ 485,335**
Write-off of straight-line rent and other, net of tax benefit	8,307	387	15,539	18,002
Unutilized financing fees	1,233	-	6,106	-
Release of income tax valuation allowance	-	(4,405)	-	(4,405)
Acquisition costs, net of tax benefit	-	-	-	2,072
Normalized funds from operations	**$ 171,254**	**$ 112,431**	**$ 557,413**	**$ 501,004**
Share-based compensation	10,069	4,810	32,188	16,505
Debt costs amortization	2,761	1,991	9,675	7,534
Straight-line rent revenue and other	(48,836)	(30,528)	(145,598)	(105,072)
Adjusted funds from operations	**$ 135,248**	**$ 88,704**	**$ 453,678**	**$ 419,971**
PER DILUTED SHARE DATA:				
Net income, less participating securities' share in earnings	$ 0.26	$ 0.21	$ 0.87	$ 2.76
Depreciation and amortization	0.11	0.11	0.43	0.39
(Gain) loss on sale of real estate and other, net	(0.04)	-	(0.05)	(1.83)
Funds from operations	**$ 0.33**	**$ 0.32**	**$ 1.25**	**$ 1.32**
Write-off of straight-line rent and other, net of tax benefit	0.02	-	0.04	0.05
Unutilized financing fees	-	-	0.01	-
Release of income tax valuation allowance	-	(0.01)	-	(0.01)
Acquisition costs, net of tax benefit	-	-	-	0.01
Normalized funds from operations	**$ 0.35**	**$ 0.31**	**$ 1.30**	**$ 1.37**
Share-based compensation	0.02	0.01	0.08	0.05
Debt costs amortization	0.01	0.01	0.02	0.02
Straight-line rent revenue and other	(0.11)	(0.09)	(0.34)	(0.29)
Adjusted funds from operations	**$ 0.27**	**$ 0.24**	**$ 1.06**	**$ 1.15**

Notes:

(A) Certain line items above (such as real estate depreciation) include our share of such income/expense from unconsolidated joint ventures. These amounts are included with the activity of all of our equity interests in the "Earnings from equity interests" line on the consolidated statements of income.

(B) Investors and analysts following the real estate industry utilize funds from operations, or FFO, as a supplemental performance measure. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assumes that the value of real estate diminishes predictably over time. We compute FFO in accordance with the definition provided by the National Association of Real Estate Investment Trusts, or NAREIT, which represents net income (loss) (computed in accordance with GAAP), excluding gains (losses) on sales of real estate and impairment charges on real estate assets, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

In addition to presenting FFO in accordance with the NAREIT definition, we also disclose normalized FFO, which adjusts FFO for items that relate to unanticipated or non-core events or activities or accounting changes that, if not noted, would make comparison to prior period results and market expectations less meaningful to investors and analysts. We believe that the use of FFO, combined with the required GAAP presentations, improves the understanding of our operating results among investors and the use of normalized FFO makes comparisons of our operating results with prior periods and other companies more meaningful. While FFO and normalized FFO are relevant and widely used supplemental measures of operating and financial performance of REITs, they should not be viewed as a substitute measure of our operating performance since the measures do not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, which can be significant economic costs that could materially impact our results of operations. FFO and normalized FFO should not be considered an alternative to net income (loss) (computed in accordance with GAAP) as indicators of our financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity.

We calculate adjusted funds from operations, or AFFO, by subtracting from or adding to normalized FFO (i) non-cash revenue, (ii) non-cash share-based compensation expense, and (iii) amortization of deferred financing costs. AFFO is an operating measurement that we use to analyze our results of operations based on the receipt, rather than the accrual, of our rental revenue and on certain other adjustments. We believe that this is an important measurement because our leases generally have significant contractual escalations of base rents and therefore result in recognition of rental income that is not collected until future periods, and costs that are deferred or are non-cash charges. Our calculation of AFFO may not be comparable to AFFO or similarly titled measures reported by other REITs. AFFO should not be considered as an alternative to net income (calculated pursuant to GAAP) as an indicator of our results of operations or to cash flow from operating activities (calculated pursuant to GAAP) as an indicator of our liquidity.

Q4 2019 | SUPPLEMENTAL INFORMATION 5

MEDICALPROPERTIESTRUST.COM

FINANCIAL INFORMATION

DEBT SUMMARY

(As of December 31, 2019)
($ amounts in thousands)

Debt Instrument	Rate Type	Rate	Balance
2021 Credit Facility Revolver	Variable	-	$ -
2022 Term Loan	Variable	3.300%	200,000
4.000% Notes Due 2022 (€500M) [(A)]	Fixed	4.000%	560,650
2.550% Notes Due 2023 (£400M) [(A)]	Fixed	2.550%	530,280
2024 AUD Term Loan (AUD$1.2B)[(A)]	Fixed[(B)]	2.450%	842,520
6.375% Notes Due 2024	Fixed	6.375%	500,000
5.500% Notes Due 2024	Fixed	5.500%	300,000
3.325% Notes Due 2025 (€500M) [(A)]	Fixed	3.325%	560,650
5.250% Notes Due 2026	Fixed	5.250%	500,000
5.000% Notes Due 2027	Fixed	5.000%	1,400,000
3.692% Notes Due 2028 (£600M) [(A)]	Fixed	3.692%	795,420
4.625% Notes Due 2029	Fixed	4.625%	900,000
			$ 7,089,520
Debt issuance costs and discount			(65,841)
	Weighted average rate	4.196%	$ 7,023,679

Rate Type as Percentage of Total Debt


Variable
2.8%
Fixed
97.2%

(A) Non-USD denominated debt converted to U.S. dollars at December 31, 2019.
(B) We entered into an interest rate swap transaction, effective July 3, 2019, to fix the interest rate to 2.45% for the duration of the loan.
Note: The Company entered into a new £700 million 5-year term loan on January 6, 2020.

Q4 2019 | SUPPLEMENTAL INFORMATION 6

FINANCIAL INFORMATION

DEBT MATURITY SCHEDULE     ($ amounts in thousands)

2021 Credit Facility Revolver	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
2022 Term Loan	—	—	200,000	—	—	—	—	—	—	—
4.000% Notes Due 2022 (€500M) (A)	—	—	560,650	—	—	—	—	—	—	—
2.550% Notes Due 2023 (£400M) (A)	—	—	—	530,280	—	—	—	—	—	—
2024 AUD Term Loan (AUD$1.2B)(A)	—	—	—	—	842,520	—	—	—	—	—
6.375% Notes Due 2024	—	—	—	—	500,000	—	—	—	—	—
5.500% Notes Due 2024	—	—	—	—	300,000	—	—	—	—	—
3.325% Notes Due 2025 (€500M) (A)	—	—	—	—	—	560,650	—	—	—	—
5.250% Notes Due 2026	—	—	—	—	—	—	500,000	—	—	—
5.000% Notes Due 2027	—	—	—	—	—	—	—	1,400,000	—	—
3.692% Notes Due 2028 (£600M) (A)	—	—	—	—	—	—	—	—	795,420	—
4.625% Notes Due 2029	—	—	—	—	—	—	—	—	—	900,000

(A) Non-USD denominated debt converted to U.S. dollars at December 31, 2019.

MEDICALPROPERTIESTRUST.COMFINANCIAL INFORMATION PRO FORMA NET DEBT / ANNUALIZED ADJUSTED EBITDA (Unaudited)     (Amounts in thousands)     December 31, 2019 Net income attributable to MPT common stockholders $ 129,638 Pro forma adjustments for acquisitions and other â½á´¬â¾ 57,091 Pro forma net income $ 186,729 Add back: Interest (B) 69,458 Depreciation and amortization (B) 51,456 Share-based compensation 10,069 Gain on sale of real estate and other, net (20,467) Impairment and other charges Write-off of straight-line rent and other, net of tax benefit 8,307 Unutilized financing fees 1,233 Income tax (B) 996 4Q 2019 Pro forma adjusted EBITDA $ 307,781 Annualization $ 1,231,124 Total debt $ 7,023,679 Pro forma changes to net debt after December 31, 2019 (A) 358,052 Pro forma net debt $ 7,381,731 Pro forma net debt / annualized adjusted EBITDA (A) Reflects full quarter impact of our mid-Q4 2019 investments and building improvement fundings and disposals, as well as the acquisition of 30 facilities in the United Kingdom on January 8, 2020. (B) Includes our share of interest, real estate depreciation and income tax expense from unconsolidated joint ventures. Investors and analysts following the real estate industry utilize net debt (debt less cash) to EBITDA (net income before interest expense, income taxes, depreciation and amortization) as a measurement of leverage that shows how many years it would take for us to pay back our debt, assuming net debt and EBITDA are held constant. The table above considers the pro forma effects on net debt and EBITDA from investments and capital transactions that were either completed during the period or disclosed as firm commitments, assuming such transactions were consummated/fully funded as of the beginning of the period. In addition, we show EBITDA adjusted to exclude share-based compensation, gains or losses on real estate and other dispositions, debt refinancing or similar charges, and impairment or other non-cash charges to derive Pro forma Annualized Adjusted EBITDA, which is a non-GAAP measure. We believe Pro forma Net Debt and Pro forma Annualized Adjusted EBITDA are useful to investors and analysts as they allow for a more current view of our credit quality and allow for the comparison of our credit strength between periods and to other real estate companies without the effect of items that by their nature are not comparable from period to period.Q4 2019 | SUPPLEMENTAL INFORMATION 8

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

LEASE AND LOAN MATURITY SCHEDULE (A)

($ amounts in thousands)

Years of Maturities (B)	Total Properties (C)	Base Rent/Interest (D)	Percentage of Total Base Rent/Interest
2020	1	$ 925	0.1%
2021	2	3,444	0.3%
2022	18	85,500	7.9%
2023	4	13,476	1.3%
2024	2	5,459	0.5%
2025	5	20,430	1.9%
2026	2	8,676	0.8%
2027	1	3,129	0.3%
2028	4	5,478	0.5%
2029	22	54,746	5.1%
2030	-	-	-
Thereafter	316	876,418	81.3%
	377	1,077,681	100.0%


Percentage of Total Base
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
0.1%
0.3%
7.9%
1.3%
0.5%
1.9%
0.8%
0.3%
0.5%
5.1%
81.3%
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
Thereafter

(A) Schedule includes leases and mortgage loans.

(B) Lease/Loan expiration is based on the fixed term of the lease/loan and does not factor in potential renewal options provided for in our agreements.

(C) Includes all properties, including those that are part of joint ventures, except eight vacant properties representing less than 1.0% of total pro forma gross assets and four facilities that are under development. This schedule also includes the 30 properties MPT acquired on January 8, 2020.

(D) Represents base rent/interest income on an annualized basis but does not include tenant recoveries, additional rents and other lease-related adjustments to revenue (i.e., straight-line rents and deferred revenues).

Q4 2019 | SUPPLEMENTAL INFORMATION 9

10 PORTFOLIO INFORMATION      TOTAL PRO FORMA GROSS ASSETS AND ACTUAL REVENUE BY ASSET TYPE     (December 31, 2019)     ($ amounts in thousands)     General Acute Care Hospitals $ 13,497,734 81.7% $ 762,838 81.3% Inpatient Rehabilitation Hospitals 1,777,987 10.8% 145,871 15.6% Long-Term Acute Care Hospitals 350,010 2.1% 29,450 3.1% Other 903,543 5.4% — — Total Domestic Pro Forma Gross Assets by Asset Type Domestic Actual Revenue by Asset Type Total Pro Forma Gross Assets by Asset Type Total Actual Revenue by Asset Type (A) Includes gross real estate assets, other loans, equity investments, and pro rata portion of gross assets in joint venture arrangements, assuming all binding real                 estate commitments on new investments and unfunded amounts on development deals and commenced capital improvement projects are fully funded. See press release dated February 6, 2020 for reconciliation of total assets to pro forma total gross assets at December 31, 2019. (B) Includes revenue from properties owned through joint venture arrangements. Q4 2019 | SUPPLEMENTAL INFORMATION 10 MEDICALPROPERTIESTRUST.COM

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

TOTAL PRO FORMA GROSS ASSETS AND ACTUAL REVENUE BY OPERATOR

(December 31, 2019)

($ amounts in thousands)

	Pro Forma		Actual	
Operators	Total Gross Assets[(A)]	Percentage of Total Gross Assets	2019 Revenue[(B)]	Percentage of 2019 Revenue
Steward Health Care				
Massachusetts market	$ 1,491,782	9.0%	$ 137,279	14.6%
Utah market	1,052,803	6.4%	83,378	8.9%
Texas/Arkansas/Louisiana market	750,746	4.5%	69,168	7.4%
Arizona market	332,239	2.0%	31,531	3.4%
Ohio/Pennsylvania market	203,400	1.2%	19,382	2.1%
Florida market	221,192	1.4%	14,493	1.5%
Circle Health	2,152,951	13.0%	3,922	0.4%
Prospect Medical Holdings	1,563,642	9.5%	55,230	5.9%
LifePoint Health	1,202,319	7.3%	48,403	5.2%
Prime Healthcare	1,144,705	6.9%	128,009	13.6%
36 operators	5,509,952	33.4%	347,364	37.0%
Other	903,543	5.4%	-	-
Total	$ 16,529,274	100.0%	$ 938,159	100.0%

(A) Includes gross real estate assets, other loans, equity investments, and pro rata portion of gross assets in joint venture arrangements, assuming all binding real estate commitments on new investments and unfunded amounts on development deals and commenced capital improvement projects are fully funded. See press release dated February 6, 2020 for reconciliation of total assets to pro forma total gross assets at December 31, 2019.

(B) Includes revenue from properties owned through joint venture arrangements.

Note: No single facility accounts for more than 2.3% of total pro forma gross assets.

Total Pro Forma Gross Assets by Operator


5%
<25%
33%
13%
7%
7%
10%
Steward Health Care
Circle Health
Prospect Medical Holdings
LifePoint Health
Prime Healthcare
36 operators
Other

Total Actual Revenue by Operator


37%
38%
14%
<1%
6%
5%

Q4 2019 | SUPPLEMENTAL INFORMATION 11

MEDICALPROPERTIESTRUST.COM

Q4 2019 | SUPPLEMENTAL INFORMATION 12

PORTFOLIO INFORMATION

TOTAL PRO FORMA GROSS ASSETS AND ACTUAL REVENUE BY U.S. STATE AND COUNTRY

(December 31, 2019)

($ amounts in thousands)

Massachusetts	$1,497,182	9.1%	$137,500	14.7%
Texas	1,390,835	8.4%	119,087	12.7%
California	1,298,244	7.9%	92,322	9.8%
Utah	1,087,743	6.6%	87,191	9.3%
Pennsylvania	905,887	5.5%	31,858	3.4%
29 Other States	4,022,909	24.2%	304,954	32.5%
Other	798,990	4.8%	—	—
United States	$11,001,790	66.5%	$772,912	82.4%
United Kingdom	$2,617,158	15.8%	$15,776	1.7%
Germany	1,117,539	6.8%	95,976	10.2%
Australia	897,915	5.4%	31,238	3.3%
Switzerland	505,172	3.1%	10,844	1.2%
Spain	159,451	1.0%	3,368	0.4%
2 Other Countries	125,696	0.8%	8,045	0.8%
Other	104,553	0.6%	—	—
International	$5,527,484	33.5%	$165,247	17.6%
Total

(A) Includes gross real estate assets, other loans, equity investments, and pro rata portion of gross assets in joint venture arrangements, assuming all binding real estate commitments on new investments and unfunded amounts on development deals and commenced capital improvement projects are fully funded. See press release dated February 6, 2020 for reconciliation of total assets                to pro forma total gross assets at December 31, 2019.

(B) Includes revenue from properties owned through joint venture arrangements.

Total Pro Forma Gross Assets by Country	Total Actual Revenue by Country

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

SAME STORE EBITDARM(A) RENT COVERAGE

YOY and Sequential Quarter Comparisons by Property Type



5.00x
4.00x
3.00x
2.00x
1.00x
0.00x
3.0x
2.9x
2.9x
2.9x
2.0x
2.0x
2.0x
2.0x
1.7x
1.8x
1.7x
1.8x
2.7x
2.7x
2.7x
2.7x
General Acute Care Hospitals
Inpatient Rehabilitation Facilities
Long-Term Acute Care Hospitals
Total Portfolio
Q3 2018 (YoY)
Q3 2019 (YoY)
Q2 2019 (QoQ)
Q3 2019 (QoQ)

Stratification of Portfolio EBITDARM Rent Coverage

EBITDARM Rent Coverage TTM	Investment (in thousands)		No. of Facilities	Percentage of Investment
Greater than or equal to 4.50x	**$**	**90,569**	**3**	**1.3%**
3.00x - 4.49x	**$**	**115,000**	**1**	**1.6%**
1.50x - 2.99x	**$**	**91,460**	**8**	**1.3%**
Less than 1.50x	**$**	**3,153**	**1**	**0.0%**
Total Master Leased, Cross-Defaulted and/or with Parent Guaranty: 2.6x	**$**	**6,930,664**	**172**	**95.8%**
General Acute Care Hospitals Master Leased, Cross-Defaulted and/or with Parent Guaranty: 2.8x	$	5,375,335	69	74.3%
Inpatient Rehabilitation Facilities Master Leased, Cross-Defaulted and/or with Parent Guaranty: 2.0x	$	1,333,349	91	18.4%
Long-Term Acute Care Hospitals Master Leased, Cross-Defaulted and/or with Parent Guaranty: 1.8x	$	221,980	12	3.1%



3.1%
1.3%
1.6%
1.3%
<1.0%
18.4%
74.3%
Greater than or equal to 4.50x
3.00x - 4.49x
1.50x - 2.99x
Less than 1.50x
General Acute Master Lease, Cross-Default or Parent Guaranty
Rehab Master Lease, Cross-Default or Parent Guaranty
LTACH Master Lease, Cross-Default or Parent Guaranty

Notes:

Same Store represents properties with at least 24 months of financial reporting data. Properties that do not provide financial reporting and disposed assets are not included. All data presented is on a trailing twelve month basis.

(A) EBITDARM adjusted for non-recurring items.

Q4 2019 | SUPPLEMENTAL INFORMATION 13

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

SUMMARY OF COMPLETED ACQUISITIONS / DEVELOPMENT PROJECTS FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2019

(Amounts in thousands)

Operator	Location	Investment (A)	Rent Commencement Date	Acquisition/ Development
MEDIAN	Germany	$ 6,064	2/10/2019	Acquisition
BMI Healthcare	United Kingdom	45,124	4/3/2019	Acquisition
Steward Health Care	Texas	26,000	4/12/2019	Acquisition
Swiss Medical Network	Switzerland	283,844	5/27/2019	Acquisition (B)
Healthscope	Australia	846,431	6/7/2019	Acquisition
Saint Luke's Health System	Kansas	145,371	6/10/2019	Acquisition
Ramsay Health Care	United Kingdom	422,816	8/16/2019	Acquisition
Prospect Medical Holdings	California, Connecticut & Pennsylvania	1,550,000	8/23/2019	Acquisition
Vibra Healthcare	U.S. - Various	268,400	8/30/2019	Acquisition
Halsen Healthcare	California	55,000	9/30/2019	Acquisition
José de Mello	Portugal	31,200	11/28/2019	Acquisition
HM Hospitales	Spain	130,000	12/3/2019	Acquisition (C)
LifePoint Health	U.S. - Various	700,000	12/17/2019	Acquisition
		$ 4,510,250		

SUMMARY OF CURRENT INVESTMENT COMMITMENTS AS OF DECEMBER 31, 2019

(Amounts in thousands)

Operator	Location	Commitment	Acquisition/ Development
Circle Health	United Kingdom	$ 1,950,000	Acquisition (D)
		$ 1,950,000	

SUMMARY OF CURRENT DEVELOPMENT PROJECTS AS OF DECEMBER 31, 2019

(Amounts in thousands)

Operator	Location	Commitment	Costs Incurred as of 12/31/2019	Estimated Rent Commencement Date
Circle Health	United Kingdom	$ 47,532 (E)	$ 41,920	Q2 2020
Circle Health Rehabilitation	United Kingdom	21,427 (F)	17,385	Q2 2020
Surgery Partners	Idaho	113,468	96,639	Q1 2020
NeuroPsychiatric Hospitals	Texas	27,500	12,268	Q4 2020
		$ 209,927	$ 168,212	

(A) Excludes transaction costs, including real estate transfer and other taxes.

(B) Reflects our acquisition of a minority interest in Infracore SA and a 4.9% stake in Aevis.

(C) Reflects our acquisition of a 45% interest in real estate joint ventures.

(D) The Circle transaction was completed on January 8, 2020, for £1.5 billion.

(E) Represents £35.9 million commitment converted to USD at December 31, 2019.

(F) Represents £16.2 million commitment converted to USD at December 31, 2019.

Q4 2019 | SUPPLEMENTAL INFORMATION 14

MEDICALPROPERTIESTRUST.COM

FINANCIAL STATEMENTS

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

Consolidated Statements of Income

(Unaudited)

(Amounts in thousands, except per share data)

	For the Three Months Ended		For the Twelve Months Ended	
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
REVENUES				
Rent billed	$ 130,310	$ 104,267	$ 474,151	$ 473,343
Straight-line rent	33,643	25,584	110,456	74,741
Income from financing leases	52,364	18,370	119,617	73,983
Interest and other income	40,121	32,357	149,973	162,455
Total revenues	256,438	180,578	854,197	784,522
EXPENSES				
Interest	70,434	50,910	237,830	223,274
Real estate depreciation and amortization	44,152	32,866	152,313	133,083
Property-related (A)	8,598	2,414	23,992	9,237
General and administrative	27,402	21,734	96,411	81,003
Total expenses	150,586	107,924	510,546	446,597
OTHER INCOME (EXPENSE)				
Gain (loss) on sale of real estate and other, net	20,467	(1,437)	20,529	671,385
Earnings from equity interests	4,416	3,623	16,051	14,165
Unutilized financing fees	(1,233)	-	(6,106)	-
Other	1,152	226	(345)	(4,071)
Total other income	24,802	2,412	30,129	681,479
Income before income tax	130,654	75,066	373,780	1,019,404
Income tax (expense) benefit	(731)	3,875	2,621	(927)
Net income	129,923	78,941	376,401	1,018,477
Net income attributable to non-controlling interests	(285)	(458)	(1,717)	(1,792)
Net income attributable to MPT common stockholders	$ 129,638	$ 78,483	$ 374,684	$ 1,016,685
EARNINGS PER COMMON SHARE - BASIC				
Net income attributable to MPT common stockholders	$ 0.26	$ 0.21	$ 0.87	$ 2.77
EARNINGS PER COMMON SHARE - DILUTED				
Net income attributable to MPT common stockholders	$ 0.26	$ 0.21	$ 0.87	$ 2.76
WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC	493,593	366,655	427,075	365,364
WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED	494,893	367,732	428,299	366,271
DIVIDENDS DECLARED PER COMMON SHARE	$ 0.26	$ 0.25	$ 1.02	$ 1.00

A) *Includes $3.4 million and $14.8 million of ground lease and other expenses (such as property taxes and insurance) paid directly by us and reimbursed by our tenants for the three and twelve months ended December 31, 2019, respectively. These costs are required to be presented on a gross basis (with offset included in Interest and other income), following our adoption of the new lease accounting standard on January 1, 2019. We presented similar items in the prior year on a net basis.*

Q4 2019 | SUPPLEMENTAL INFORMATION 15

MEDICALPROPERTIESTRUST.COM

FINANCIAL STATEMENTS

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

Consolidated Balance Sheets

(Amounts in thousands, except per share data)

(Unaudited)

(A)

ASSETS

Real estate assets

Land, buildings and improvements, intangible lease assets, and other

$ 8,102,754

$ 5,268,459

Mortgage loans

1,275,022

1,213,322

Investment in financing leases

2,060,302

684,053

Gross investment in real estate assets

11,438,078

7,165,834

Accumulated depreciation and amortization

(570,042)

(464,984)

Net investment in real estate assets

10,868,036

6,700,850

Cash and cash equivalents

1,462,286

820,868

Interest and rent receivables

31,357

25,855

Straight-line rent receivables

334,231

220,848

Equity investments

926,990

520,058

Other loans

544,832

373,198

Other assets

299,599

181,966

Total Assets

LIABILITIES AND EQUITY

Liabilities

Debt, net

$ 7,023,679

$ 4,037,389

Accounts payable and accrued expenses

291,489

204,325

Deferred revenue

16,098

13,467

Obligations to tenants and other lease liabilities

107,911

27,524

Total Liabilities

7,439,177

4,282,705

Equity

Preferred stock, $0.001 par value. Authorized 10,000 shares;

no shares outstanding

—

—

Common stock, $0.001 par value. Authorized 750,000 shares;

issued and outstanding —517,522 shares at December 31, 2019

and 370,637 shares at December 31, 2018

518

371

Additional paid-in capital

7,008,199

4,442,948

Retained earnings

83,012

162,768

Accumulated other comprehensive loss

(62,905)

(58,202)

Treasury shares, at cost

(777)

(777)

Total Medical Properties Trust, Inc. Stockholders’ Equity

7,028,047

4,547,108

Non-controlling interests

107

13,830

Total Equity

7,028,154

4,560,938

Total Liabilities and Equity

(A)    Financials have been derived from the prior year audited financial statements.

FINANCIAL STATEMENTS

UNCONSOLIDATED JOINT VENTURE INVESTMENTS

(As of and for the three months ended December 31, 2019)

(Unaudited)

($ amounts in thousands)

Real Estate Joint Venture Details

Total revenues

$ 48,032

Expenses:

Interest

14,652

Real estate depreciation and amortization

18,838

General and administrative

1,581

Other

2,056

Income taxes

1,249

Total expenses

38,376

Net income

$ 9,656

Total Assets

$ 3,288,251

Debt, (third party)

$ 1,058,063

Shareholder loans

676,172

Other liabilities

355,950

Total Liabilities

$ 2,090,185

Debt to EBITDA (annualized)

6.0x

Debt to Total Assets

32.2%

Joint Venture Impact

Real estate joint venture income(1)

$ 4,416

Earnings from equity interests

Management fee revenue

$ 179

Interest and other income

Shareholder loan interest revenue

$ 4,285

Interest and other income

Real estate joint venture investments

$ 701,002

Equity investments

Other joint venture investments

225,988

Equity investments

Total joint venture investments

$ 926,990

Shareholder loans

$ 338,086

Other loans

(1) Includes $1.6 million of straight-line rent revenue and $9.2 million of depreciation and amortization expense.

1000 Urban Center Drive, Suite 501 Birmingham, AL 35242 (205) 969-3755 NYSE: MPW www.medicalpropertiestrust.com Contact: Tim Berryman, Director of Investor Relations (205) 397-8589 or tberryman@medicalpropertiestrust.com or Charles Lambert, Treasurer and Managing Director of Capital Markets (205) 397-8897 or clambert@medicalpropertiestrust.com AT THE VERY HEART OF HEALTHCARE.®